SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.____)

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I-TRAX, INC.
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I-trax, Inc.
4 Hillman Drive, Suite 130
Chadds Ford, PA 19317

April 17, 2006

Dear Stockholder:

We cordially invite you to attend I-trax’s annual stockholders’ meeting. The meeting will be held on Wednesday, May 17, 2006, at 11:00 A.M. at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 42nd Floor, Philadelphia, Pennsylvania.

At the meeting, stockholders will vote to elect eight directors and ratify the appointment of our independent auditors. Please read each of the proposals carefully and the related information included in this proxy statement.

Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy. If you attend the meeting and would prefer to vote in person, you may still do so.

Thank you for your continued support.

Very truly yours,
Frank A. Martin
Chairman

I-trax, Inc.
4 Hillman Drive, Suite 130
Chadds Ford, PA 19317

Notice of Annual Meeting of Stockholders

Dear Stockholder:

I-trax’s annual stockholders’ meeting will be held on Wednesday, May 17, 2006, at 11:00 A.M., at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 42nd Floor, Philadelphia, Pennsylvania.

At the meeting, stockholders will be asked to:

•	elect eight directors,

•	ratify the selection of I-trax’s independent auditors for 2006, and

•	consider any other business properly brought before the meeting.

The close of business on March 29, 2006 is the record date for determining stockholders entitled to vote at the annual meeting. A list of these stockholders will be available at I-trax’s corporate headquarters, 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania, during normal business hours for the 10 days prior to the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope so that your shares will be represented whether or not you plan to attend the annual meeting.

By Order of the Board of Directors,
Yuri Rozenfeld
Secretary

April 17, 2006

I-TRAX, INC.
4 Hillman Drive, Suite 130
Chadds Ford, PA 19317

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PROXY STATEMENT
2006 ANNUAL MEETING OF STOCKHOLDERS

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I-trax, Inc., a Delaware corporation, is delivering these proxy materials in connection with the solicitation of proxies by the board of directors of I-trax for its 2006 annual meeting of stockholders and any adjournments or postponements of the meeting. The 2006 annual meeting will be held at 11:00 A.M., at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 42nd Floor, Philadelphia, Pennsylvania.

These proxy materials were first mailed to stockholders on or about April 19, 2006.

Sending a signed proxy will not affect a stockholder’s right to attend the annual meeting and vote in person. Every stockholder has the power to revoke his or her proxy at any time before it is voted. The proxy, before it is exercised at the meeting, may be revoked by filing with I-trax’s Secretary a notice in writing revoking it, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Explanatory Note About I-trax Common Stock

Effective January 3, 2003, I-trax completed a 1-for-5 reverse stock split. The board of directors and stockholders of I-trax authorized the reverse stock split in connection with the then pending application to list I-trax common stock on the American Stock Exchange. I-trax common stock began trading on the American Stock Exchange on January 15, 2003 under the symbol “DMX.” The information presented in this proxy statement about the number of outstanding shares of I-trax common stock, historic information about the number of shares of common stock issued in connection with completed transactions and related prices, and option and warrant information has been adjusted to reflect the completed reverse stock split.

Stockholders Entitled to Vote

The close of business on March 29, 2006 was the record date for stockholders entitled to notice of and to vote at the 2006 annual meeting.

As of the record date, there were 36,268,386 outstanding shares of I-trax common stock and 570,253 outstanding shares of I-trax Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock converts into 10 shares of I-trax common stock and the holders of shares of Series A Convertible Preferred Stock are entitled to vote them at the 2006 annual meeting on an “as converted” basis. Each share of common stock is entitled to one vote.

Quorum Required

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular issue constitutes a quorum for the transaction of business at the 2006 annual meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Vote Required

Proposal One - Election of Directors

Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the 2006 annual meeting. The eight nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal Two - Ratification of Independent Auditors

Ratification of Goldstein Golub Kessler LLP as I-trax’s independent auditors for the fiscal year ending December 31, 2006 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the 2006 annual meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

A form of proxy is enclosed. Frank A. Martin and Yuri Rozenfeld, I-trax’s Chairman and Secretary, respectively, will act as proxy holders. All properly executed proxies received by I-trax’s board of directors, and not revoked, will be voted as indicated in accordance with the instructions written on the proxies. In the absence of contrary instructions, shares represented by returned proxies will be voted for the election of the directors as described in this proxy statement, in favor of the ratification of Goldstein Golub Kessler LLP as I-trax’s independent auditors, and, in the discretion of the proxy holders, on any other matters properly brought before the meeting.

Solicitation of Proxies

I-trax will bear all of the costs of soliciting proxies. I-trax will arrange with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of I-trax common stock and I-trax Series A Convertible Preferred Stock, and will reimburse these persons or institutions for expenses incurred in connection with this distribution. Directors, officers or employees of I-trax, none of whom will receive additional compensation, may solicit proxies in person or by telephone, facsimile, e-mail or other means. In addition, I-trax may retain Georgeson Shareholder Communications, Inc. to solicit proxies in connection with the 2006 annual meeting, if I-trax deems it appropriate to do so. If I-trax retains Georgeson Shareholder Communications, it will pay the firm approximately $10,000 and reasonable out of pocket expenses.

Householding

Certain stockholders who share the same address may receive only one copy of this proxy statement and our 2006 Annual Report to Stockholders in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish to either stop or begin householding, you may request or stop householding, or you may request a separate copy of the proxy statement or the Annual Report, either by contacting your bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting us by telephone at (610) 459-2405 or in writing to I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317, Attention: Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank or other record holder, and your account information.

PROPOSAL ONE - ELECTION OF DIRECTORS

I-trax’s board of directors currently consists of eight directors and their terms expire at the 2006 annual meeting. Each of the eight directors has been nominated for reelection at the 2006 annual meeting. All elected directors will serve until the 2007 annual meeting.

The board’s nominees for election as directors are Haywood D. Cochrane, Jr., Philip D. Green, Gail F. Lieberman, Frank A. Martin, Gerald D. Mintz, David Nash, M.D., R. Dixon Thayer, and Jack A. Smith, each of whom is currently serving on the board.

The proxy holders intend to vote all proxies received by them in the accompanying form for these nominees unless otherwise directed. In the event any nominee is unable or declines to serve as a director at the time of the 2006 annual meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy, or, in the alternative, the board may reduce the number of directors. As of the date of this proxy statement, I-trax is not aware of any nominee who is unable or unwilling to serve as a director.

The following table lists the name and age, as of April 12, 2006, of each nominee to the board of directors.

Name	Age	Position

Haywood D. Cochrane, Jr.	57	Vice-Chairman and Director
Philip D. Green	55	Director
Gail F. Lieberman	62	Director
Frank A. Martin	55	Chairman and Director
Gerald D. Mintz	53	Director
David Nash, M.D.	50	Director
Jack A. Smith	70	Director
R. Dixon Thayer	54	Chief Executive Officer and Director

Haywood D. Cochrane, Jr., has been a director and Vice Chairman of I-trax since March 2004. Mr. Cochrane joined I-trax as a director and Vice Chairman when I-trax acquired Meridian Occupational Healthcare Associates, Inc., which did business as CHD Meridian Healthcare, on March 19, 2004. Mr. Cochrane was the Chief Executive Officer and a director of CHD Meridian Healthcare from February 1997 until it was acquired by I-trax. From June 1989 until joining CHD Meridian Healthcare, Mr. Cochrane served in various executive capacities at Laboratory Corporation of America, National Health Laboratories Inc. and Allied Clinical Laboratories, Inc. Mr. Cochrane is a director of Tripath Imaging, Inc. and EV3, Inc.

Philip D. Green has been a director of I-trax since February 2001. From June 2004, Mr. Green has been a partner in the Health Practice at Gardner Carton & Douglas LLP, a leading health law practice firm. Mr. Green was the founding principal of the Washington, D.C. law firm of Green, Stewart, Farber & Anderson, P.C., founded in 1989, until it merged with Akin, Gump, Strauss, Hauer & Feld, LLP in July 2000. Mr. Green practices healthcare law and assists entities in corporate planning and transactions. Mr. Green also represents a significant number of major teaching hospitals and integrated healthcare delivery systems and a number of public and private for-profit healthcare companies. Mr. Green is a director of Allscripts Healthcare Solutions, Inc.

Gail F. Lieberman has been a director of I-trax since August 2004. Ms. Lieberman is managing partner of Rudder Capital LLC, a mergers and acquisitions advisory and consulting firm serving middle market companies in the services sector. She oversees buy-side, sell-side, consulting and recruiting assignments for business information and services, financial, media and consumer companies. From 1996 to 1999, Ms. Lieberman served as chief financial officer of the Financial and Professional Publishing Group, a division of The Thomson Corporation, a public information services company. From 1994 to 1996, Ms. Lieberman was vice president, managing director and chief financial officer of Moody Investor’s Services, Inc. In addition, Ms. Lieberman spent 11 years with Scali, McCabe, Sloves, Inc., a global advertising agency, serving as executive vice president and chief financial officer. Ms. Lieberman is a director of Transtechnology, Inc. and Tripath Imaging, Inc.

Frank A. Martin has been a director and Chairman of I-trax since September 2000. Mr. Martin also served as the Chief Executive Officer of I-trax from September 2000 until February 2005. In addition to serving as I-trax’s Chairman, Mr. Martin is actively engaged in I-trax’s strategic business development, stockholder relations and key client relationships. Mr. Martin founded, and has been a managing director of, The Nantucket Group, LLC, a healthcare venture capital firm specializing in investing in early stage healthcare service and technology companies since December 1998. Mr. Martin served as the Chief Executive Officer and director of EduNeering, Inc., an electronic knowledge management company, from April 1999 to April 2000. In November 1992, Mr. Martin founded Physician Dispensing Systems, Inc., or PDS, a healthcare information technology company that developed pharmaceutical software for physicians’ offices. Mr. Martin sold PDS to Allscripts Healthcare Solutions, Inc. in December 1996 and then joined its board of directors on which he served until 1998.

Gerald D. Mintz has been a director of I-trax since May 2005. Mr. Mintz is the Chief Executive Officer of Strategic Financial Solutions, LLC, providing software and information solutions for investment professionals in the asset management industry. Prior to joining Strategic Financial Solutions in September 2005, Mr. Mintz served as President, Executive Programs, for Gartner, Inc., a global leader in IT research and advisory services. From 2002 to 2004, Mr. Mintz served as Executive Vice President and Global Head of Enterprise Solutions for Reuters, a global provider of news and information for the financial services sector. From 1999 to 2002, Mr. Mintz was Chairman and Chief Executive Officer of FAME Information Services, a software and information solutions provider to the financial and energy markets. For the six years prior to that, Mr. Mintz managed several businesses within Thomson Financial, a division of the Thomson Corporation.

David Nash, M.D., M.B.A., FACP, has been a director of I-trax since February 2003. He is The Dr. Raymond C. and Doris N. Grandon Professor and Chairman of the Department of Health Policy at Jefferson Medical College of Thomas Jefferson University in Philadelphia. Jefferson is one of a handful of medical schools in the nation with an endowed professorship in health policy. From 1996 to 2003, Dr. Nash served as the first Associate Dean for Health Policy at Jefferson Medical College. Repeatedly named by Modern Healthcare to the top 100 most powerful persons in healthcare list, his national activities include appointment to the JCAHO Advisory Committee on Performance Measurement, the CIGNA Physician Advisory Committee, membership on the Board of Directors of the Disease

Management Association of America (DMAA), and Chair of an NQF Technical Advisory Panel - four key national groups focusing on quality measurement and improvement. Dr. Nash is a director of InforMedix, Inc.

Jack A. Smith has been a director since January 2006. Mr. Smith is President of SMAT, Incorporated, a consulting company specializing in consumer services. He has broad experience as an owner and senior executive in the retail industry. Mr. Smith founded The Sports Authority, Inc., a national sporting goods chain, in 1987 where he served as Chief Executive Officer until September 1998 and as Chairman until April 1999. From 1982 until 1987, Mr. Smith served as Chief Operating Officer of Herman’s Sporting Goods. Prior to Herman’s, Mr. Smith served in executive management positions with other major retailers including Sears & Roebuck, Montgomery Ward, Jefferson Stores, and Diana Shops. Mr. Smith is a director of Darden Restaurants, Inc.

R. Dixon Thayer has been a director of I-trax since April 2003 and Chief Executive Officer since February 2005. Mr. Thayer is the founder and senior partner of ab3 Resources, Inc., a strategic consulting and business development company. Prior to joining I-trax as Chief Executive Officer, Mr. Thayer served as President, Chief Executive Officer and director of GreenLeaf Auto Recyclers, LLC, a company ab3 Resources, Inc. acquired from Ford Motor Company. From 1999 to 2002, Mr. Thayer served as Executive Director of Global New Business Operations for Ford Motor Company. In this capacity, Mr. Thayer led corporate initiatives to develop, acquire and grow “next generation” aftermarket service businesses to help transform Ford into a global relationship-based consumer products and services company. From 1998 to 1999, Mr. Thayer served as President and Chief Executive Officer of Provant Consulting Companies, where he helped lead the merger and integration of several independent consultancies and training companies into the largest publicly traded company of its type. From 1996 to 1998, Mr. Thayer served as President of Sunbeam International Division and was an original member of the turnaround team that successfully restructured the company. From 1995 to 1996, Mr. Thayer was the Senior Vice President of Research, Development, Engineering & Global Growth for Kimberly Clark Corporation and was a key architect of the merger between Scott Paper and Kimberly Clark. From 1992 to 1995, Mr. Thayer was Vice President AFH Europe, Scott Paper Company where he also served as Chief Operating Officer of the European division.

There are no family relationships among directors, executive officers and persons nominated to become directors.

Board of Directors Meetings

The board of directors of I-trax held eight meetings during 2005. Each director while serving in 2005, other than Dr. David Nash, attended more than 75% of the meetings of the board and its committees of which he or she is a member.

The board has determined that Ms. Lieberman, Dr. Nash and each of Messrs. Green, Mintz and Smith are independent, as defined in Section 121(A), as in effect on April 1, 2006, of the American Stock Exchange, or AMEX listing standards. As required by the AMEX listing standards, the independent directors meet at least annually in executive session without the non-independent directors and management.

Board of Directors’ Committees

The board of directors has a compensation committee, an audit committee, and a nominating and corporate governance committee. All members of the board, however, participate in the consideration of director nominees.

Compensation Committee

The compensation committee, which is governed by a charter, is primarily responsible for determining the compensation payable to the officers and key employees of I-trax and recommending to the board additions, deletions and alterations with respect to the various employee benefit plans and other fringe benefits provided by I-trax. No member of the committee, however, may participate in decisions pertaining to his or her compensation or benefits in his or her capacity as a director of I-trax. The committee also is primarily responsible for administering I-trax’s stock option plans, recommending stock options to the board at large with regard to I-trax’s key employees and non-employee directors, and determining the terms and conditions on which the options are granted.

The compensation committee consists of two members - Mr. Green, chairman, and Ms. Lieberman. The committee did not hold a separate meeting in 2005. Members of the committee participated in other board meetings concerning compensation issues and recommended to the board and its independent directors a course of action at those meetings with respect to compensation. The board has determined that each of Mr. Green and Ms. Lieberman is independent, as defined in Section 121(A), as in effect on April 1, 2006, of the AMEX listing standards.

Audit Committee

The audit committee is primarily responsible for appointing and pre-approving the services performed by I-trax’s independent auditors as well as reviewing and evaluating I-trax’s accounting principles and reporting practices. The audit committee is also responsible for monitoring I-trax’s system of internal accounting controls and has the responsibility and authority described in its charter, which is included as Exhibit A to this proxy statement.

The audit committee consists of three members - Ms. Lieberman, chairperson, and Messrs. Mintz and Smith. The board has determined that Ms. Lieberman and each of Messrs. Mintz and Smith are audit committee financial experts who meet the Securities and Exchange Commission’s criteria for financial expert and each is financially sophisticated for the purposes of the AMEX listing standards. The board has also determined that Ms. Lieberman each of Messrs. Mintz and Smith is independent, as defined in Section 121(A), as in effect on April 1, 2006, of AMEX listing standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

The audit committee held five meetings in 2005.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is primarily responsible for: identifying individuals qualified to become board members and recommending such individuals to the board; and reviewing and overseeing the corporate governance guidelines, policies and procedures developed by management and approved, as applicable, by the board. The committee considers candidates for board membership suggested by other directors and management. The committee may retain a search firm to assist in identifying director candidates. In selecting nominees for director, the committee considers a number of factors, including but not limited to:

•	whether a candidate has business and industry experience that is relevant to I-trax, including recent experience at the senior management level of a company at least as large or larger than I-trax;

•	the candidate’s ability to work constructively with I-trax’s management and other directors;

•	the candidate’s ability to represent interests of the stockholders;

•	the candidate’s independence from management and freedom from potential conflicts of interest with I-trax;

•	the candidate’s reputation, integrity, judgment, skill, leadership ability, interpersonal skills, honesty and moral values;

•	the candidate’s financial literacy;

•	the candidate’s availability, including the number of other boards on which the candidate serves, and his or her ability to dedicate sufficient time and energy to his or her board duties;

•	legal and regulatory concerns; and

•	whether the candidate contributes to the range of talent, skills and expertise appropriate for enhancing the board’s diversity, overall composition and effectiveness.

Members of the committee and the board may also request additional information about and interview the potential nominee.

The committee will also consider recommendations of nominees for director received from stockholders at least 120 days prior to the anniversary date of I-trax’s annual meeting of stockholders for the previous year. In evaluating nominations received from stockholders, the board will apply the criteria and follow the process described above. Stockholders wishing to recommend a nominee for director for the 2007 annual meeting should submit such nomination in writing not later than January 17, 2007 along with any other supporting materials the stockholder deems appropriate, to I-trax’s Secretary at 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317.

The nominating and corporate governance committee consists of two members - Dr. Nash and Mr. Green. Each of Dr. Nash and Mr. Green is independent, as defined in Section 121(A), as in effect on April 1, 2006, of the AMEX listing standards.

The committee did not hold a separate meeting in 2005. Members of the committee participated in other board meetings concerning director nomination and corporate governance issues and recommended to the board a course of action at those meetings on these matters. The charter of the nominating and corporate governance committee is not posted on I-trax’s web site, but it is included as Exhibit B to this proxy statement.

Compensation of Directors

Board: Effective May 2005, independent directors receive an annual retainer of $20,000, a fee of $1,500 for in person meetings, $250 per hour of each telephone meeting, and every two years a grant of options to acquire 20,000 shares of common stock that vests over two years. Directors are reimbursed for out-of-pocket expenses incurred in connection with attending board and committee meetings.

Audit Committee: The chairperson of the audit committee receives an annual retainer of $10,000, and each member of the audit committee also receives $1,500 for each quarterly meeting and every two years a grant of options to acquire 20,000 shares of common stock that vests over two years.

Compensation Committee: The chairperson of the compensation committee receives an annual retainer of $5,000.

Stockholder Access to Directors

Stockholders who wish to communicate with directors should do so by writing to the Secretary, I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317. Under that process, the Secretary of I-trax reviews all such correspondence and regularly forwards to the board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the board or its committees or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by I-trax that is addressed to members of the board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of I-trax’s audit committee.

Director Attendance at Annual Stockholders Meeting

I-trax encourages all of its directors to attend I-trax’s annual meeting of stockholders. All of the individuals then serving as directors attended I-trax’s 2005 annual meeting of stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

PROPOSAL TWO - RATIFICATION OF INDEPENDENT AUDITORS

I-trax is asking the stockholders to ratify the appointment by I-trax’s audit committee of Goldstein Golub Kessler LLP as I-trax’s independent registered public accounting firm for the fiscal year ending December 31, 2006. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the 2006 annual meeting will be required to ratify the appointment of Goldstein Golub Kessler LLP.

Although ratification is not required by I-trax’s Bylaws or otherwise, the board is submitting the selection of Goldstein Golub Kessler LLP to I-trax’s stockholders for ratification because the board values I-trax’s stockholders’ views on I-trax’s independent public accounting firm and as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the audit committee of the board will reconsider its selection. Even if the appointment is ratified, the audit committee of the board, in its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the board feels that such a change would be in I-trax’s and its stockholders’ best interests.

Goldstein Golub Kessler LLP audited I-trax’s financial statements for the years ended December 31, 2003, 2004 and 2005.

A summary of the audit and non-audit fees paid to Goldstein Golub Kessler LLP in 2004 and 2005 is as follows:

	Fiscal 2005	Fiscal 2004

Audit Fees	$189,000	$142,000
Audit-Related Fees (1)	5,000	101,000
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$194,000	$243,000

(1)
Audit related fees primarily include attest services related to financial reporting that are not required by statute and regulation and accounting consultation concerning financial accounting and reporting standards.

The audit committee’s policy provides for the pre-approval of audit and non-audit services performed by I-trax’s independent auditor. Under the policy, the audit committee may pre-approve specific services, including fee levels, by the independent auditor in designated categories of audit, audit-related, tax services and all other services. All audit and non-audit services for fiscal 2004 and 2005 were pre-approved under the audit committee’s pre-approval policy.

Representatives of Goldstein Golub Kessler LLP are expected to be present at the 2005 annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Through September 30, 2005, Goldstein Golub Kessler LLP had a continuing relationship with American Express Tax and Business Services Inc. (“TBS”), from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provided non-audit services. Subsequent to September 30, 2005, this relationship ceased and Goldstein Golub Kessler LLP established a similar relationship with RSM McGladrey, Inc. (“RSM”). Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF GOLDSTEIN GOLUB KESSLER LLP AS I-TRAX’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

CODE OF CONDUCT DISCLOSURE

I-trax has a Code of Conduct that is applicable to all employees of I-trax, including I-trax’s principal executive officer, the principal financial officer and the principal accounting officer. The Code of Conduct is designed to deter wrongdoing and promote ethical conduct, full and accurate reporting in I-trax’s SEC filings, compliance with applicable law, as well as other matters. A copy of the Code of Conduct is available on I-trax’s website at www.i-trax.com.

EQUITY COMPENSATION PLAN INFORMATION

The following table represents information about all equity compensation plans under which equity securities of I-trax are authorized for issuance as of December 31, 2005. All share and exercise price information presented below reflects a 1-for-5 reverse stock split effected as of the close of business on January 3, 2003.

Plan Category	Number of shares of common stock issuable upon the exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares of common stock available for issuance under equity compensation plans (excluding shares of common stock reflected in first column)
Equity compensation plans approved by security holders (1)	3,622,652	$1.79	877,348
Equity compensation plans not approved by security holders (2)	3,288,514	$2.74	--

Totals:	6,911,166	$2.24	877,348

(1)
Represents shares issuable upon exercise of options under our 2000 and 2001 Equity Compensation Plans. The number of shares authorized for issuance under the 2001 Plan increases automatically on the first day of each year by 300,000 shares. Generally, options granted under the 2000 and 2001 Plans vest over a period of three years with respect to grants made to employees and consultants and over a period of two years with respect to options granted to directors. Exercise prices are established with reference to our common stock’s market price.

(2)
Includes options to acquire an aggregate of 219,000 shares granted outside of our 2000 and 2001 Equity Compensation Plans and warrants to acquire an additional 3,069,514 shares. Options granted outside of our 2000 and 2001 Plans have terms similar to options granted pursuant to the Plans, including exercise prices established with reference to our common stock’s market price and vesting and exercise terms. Warrants are granted as necessary to secure financings and have terms of three to ten years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The table below sets forth, as of March 31, 2006, the number of shares and percentage of common stock beneficially owned by:

•	our Chief Executive Officer and four other most highly compensated executive officers based on compensation earned during 2005;

•	each director;

•	all directors and executive officers as a group; and

•	each person who is known by I-trax to beneficially own 5% or more of I-trax’s outstanding common stock.

Beneficial ownership was determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, a person is deemed to beneficially own certain shares if the person has the right to acquire the shares, such as upon exercise of options or warrants, within 60 days of March 31, 2006, the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by such person (and only such person) by reason of any acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To I-trax’s knowledge, except as indicated in the footnotes to this table and under applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Executive Officers and Directors*	Common Stock Beneficially Owned	Convertible Securities Exercisable Within 60 Days**	Total	Percent of Class

Frank A. Martin	845,969	586,254	1,432,223	3.9
Haywood D. Cochrane, Jr.	236,626	131,888	368,514	1.0
Raymond J. Fabius, M.D.	124,500	199,962	324,462	***
David R. Bock	119,693	273,333	393,026	1.1
Yuri Rozenfeld (1)	52,916	153,985	206,901	***
Philip D. Green (2)	17,800	119,280	137,080	***
Gerald D. Mintz	10,000	20,000	30,000	***
R. Dixon Thayer	8,200	265,000	273,200	***
Jack A. Smith	6,000	--	6,000	***
David Nash, M.D.	--	30,000	30,000	***
Gail F. Lieberman	--	25,000	25,000	***

All executive officers and directors as a group (11 persons)	1,421,704	1,804,702	3,226,406	8.5

5% Stockholders	Common Stock Beneficially Owned	Convertible Securities Exercisable Within 60 Days****	Total	Percent of Class

Pequot Capital Management, Inc. (3)	242,500	2,654,283	2,896,783	7.4
Kinderhook Partners, LP (4)	2,173,085	--	2,173,085	6.0
Perry Corp. (5)	1,889,500	--	1,889,500	5.2

*	Executive officers and directors of I-trax can be reached at I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317.

**
Includes shares of common stock issuable upon exercise of options and warrants and, with respect to Mr. Cochrane, shares of common stock issuable upon conversion of Series A Convertible Preferred Stock.

***	Less than 1% of the outstanding shares of common stock.

****	Includes shares of common stock issuable upon conversion of Series A Convertible Preferred Stock.

(1)
Mr. Rozenfeld is a partner of The Spartan Group Limited Partnership, an owner of 6,000 shares. Mr. Rozenfeld has shared voting and shared dispositive power with respect to the shares held by Spartan. Mr. Rozenfeld may be deemed to have beneficial ownership of the shares held by Spartan. Mr. Rozenfeld disclaims beneficial ownership of the shares held by Spartan, except to the extent of his pecuniary interest in Spartan.

(2)	Mr. Green is an affiliate of Health Industry Investments, LLC and Innovative Health Strategies, LLC, holders of options to purchase 40,000 and 6,400 shares, respectively.

(3)
Pequot Capital Management, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The address for Pequot Capital Management is 500 Nyala Farm Road, Westport, Connecticut 06880. The disclosed information is derived from a Schedule 13G filed by Pequot Capital Management with the Securities and Exchange Commission on February 14, 2006.

(4)
Deemed beneficially owned by Kinderhook Partners, LP, Kinderhook GP, LLC and Stephen J. Clearman, who have shared voting and dispositive power over such shares. Kinderhook GP, LLC is the general partner of Kinderhook Partners, LP. Stephen J. Clearman is the managing member of Kinderhook GP, LLC. The address for Kinderhook Partners, Kinderhook GP and Stephen J. Clearman is One Executive Drive, Suite 160, Fort Lee, New Jersey 07024. The disclosed information is derived from a Schedule 13G filed by Kinderhook Partners, LP, Kinderhook GP, LLC and Stephen J. Clearman with the Securities and Exchange Commission on December 12, 2005.

(5)
Deemed beneficially owned by Perry Corp. and Richard C. Perry. Perry Corp. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Richard C. Perry is the President and sole stockholder of Perry Corp., and is its control person. The address for Perry Corp. and Richard C. Perry is 767 Fifth Avenue, New York, New York 10153. The disclosed information is derived from a Schedule 13G filed by Perry Corp. and Richard C. Perry with the Securities and Exchange Commission on February 13, 2006.

EXECUTIVE COMPENSATION

I-trax’s executive officers and their ages as of April 12, 2006 are as follows:

Name	Age	Position

R. Dixon Thayer	54	Chief Executive Officer and Director
Frank A. Martin	55	Chairman and Director
Raymond J. Fabius	52	President and Chief Medical Officer
David R. Bock	62	Executive Vice President and Chief Financial Officer
Yuri Rozenfeld	37	Vice President, General Counsel and Secretary

Please see information under Election of Directors proposal above for biographical information of Messrs. Thayer and Martin.

Raymond J. Fabius, M.D., C.P.E., FACPE is the President and Chief Medical Officer of I-trax. Previously, Dr. Fabius served as global medical leader at General Electric Co., where he oversaw an ambulatory network of over 200 on-site clinics in 29 countries and Puerto Rico. From 2000 to 2002, Dr. Fabius served as senior medical director for Aetna e.Health Activities, providing clinical leadership for Aetna’s website, InteliHealth, and the company’s data warehouse subsidiary, US Quality Algorithms. Prior to 2000, Dr. Fabius served Aetna US Healthcare as corporate medical director for national accounts and corporate medical director for utilization management, disease management, and quality improvement.

David R. Bock has been an Executive Vice President and Chief Financial Officer of I-trax since September 2004. Mr. Bock was a director of I-trax from February 2001 until September 2004. Previously, Mr. Bock was a managing partner of Federal City Capital Advisors, LLC, an investment banking firm located in Washington, D.C. He is a managing director of The Nantucket Group, LLC. Mr. Bock served as Executive Vice President and Chief Financial Officer of Pedestal, Inc., an Internet-based company providing information on the secondary mortgage marketplace, from January 2000 to April 2002. From 1992 to 1995, Mr. Bock was a managing director in the London corporate finance group of Lehman Brothers where he was responsible for developing investment banking business in emerging markets, including India, Russia, Turkey and Central Europe. Mr. Bock also served in a variety of positions at the World Bank, including as Chief of Staff for the Bank’s worldwide lending operations. Mr. Bock is also a director of the New York Mortgage Trust, Inc. and Enterprise Social Investment Company, and an independent trustee for the Pioneer Funds.

Yuri Rozenfeld has been the General Counsel of I-trax since July 2000, Secretary of I-trax since March 2002 and Vice President since February 2003. From April 1997 to July 2000, Mr. Rozenfeld was an associate in the Business and Finance Group at Ballard Spahr Andrews & Ingersoll, LLP, where he represented small- and mid-cap public companies and venture capital funds in a broad range of corporate matters, including stock and asset acquisitions, mergers, venture capital investments, venture fund formations, partnership and limited liability company matters and securities law matters. From 1995 to April 1997, Mr. Rozenfeld was an associate specializing in product liability litigation with Riker, Danzig, Scherer, Hyland & Perretti LLP.

Executive Compensation

The following Summary Compensation Table sets forth the compensation earned by the following individuals: I-trax’s Chief Executive Officer and four other most highly compensated executive officers who were serving as such as of December 31, 2005.

Summary Compensation Table
	Annual Compensation
Name and Position	Year	Salary (1)	Bonus	Other Annual Compensation	Long-Term Compensation Securities Underlying Options	All Other Compensation

R. Dixon Thayer Chief Executive Officer (2)	2005	$258,000	$100,000	--	400,000	--
	2004	--	--	--	--	$10,750
	2003	--	--	--	40,000	--

Frank A. Martin Chairman and former Chief Executive Officer (3)	2005	$250,000	$ 80,000	--	--	$ 2,875
	2004	237,000	300,000	$ 5,000	--	--
	2003	171,000	--	6,000	100,000	--

Raymond J. Fabius, M.D. President and Chief Medical Officer (4)	2005	$169,000	$ 80,000	$33,600	400,000	$ 1,481
	2004	--	--	--	--	--
	2003	--	--	--	--	--

David R. Bock Executive Vice President and Chief Financial Officer (5)	2005	$250,000	$ 80,000	--	400,000	$ 4,750
	2004	101,000	--	--	--	4,000
	2003	--	--	--	40,000	--

Yuri Rozenfeld Vice President, General Counsel and Secretary (6)	2005	$171,000	$ 50,000	--	100,000	$ 2,815
	2004	144,000	60,000	--	--	--
	2003	137,000	--	--	50,000	--

(1)	Salary includes amounts deferred under I-trax’s 401(k) plan.

(2)
Mr. Thayer joined I-trax as Chief Executive Officer on February 14, 2005. In 2004 and 2003, Mr. Thayer received fees and options, respectively, for serving on I-trax’s board and its committees, which are reflected as long-term compensation and all other compensation, respectively.

(3)
Mr. Martin resigned as Chief Executive Officer on February 14, 2005. All other compensation for 2005 reflects I-trax’s matching contribution to its 401(k) plan for Mr. Martin’s account. In 2003 and 2004, Mr. Martin received an automobile and parking allowance, which is reflected as other annual compensation.

(4)
Dr. Fabius joined I-trax on May 16, 2005. As permitted under the terms of his employment agreement dated April 15, 2005, on June 2, 2005 Dr. Fabius purchased from I-trax 120,000 shares of common stock at a purchase price of $1.25 per share. On June 2, 2005, the closing stock price of I-trax common stock (its fair market value) was $1.53. Accordingly, other annual compensation for 2005 includes $33,600, which is the difference between the fair market value and price paid for the stock on June 2, 2005. If the preceding calculation is made as of April 15, 2005 (the date of the employment agreement), the difference between the fair market value ($1.65) and price paid for the stock is $48,000. All other compensation for 2005 reflects I-trax’s matching contribution to its 401(k) plan for Dr. Fabius’s account.

(5)
Mr. Bock joined I-trax as Executive Vice President and Chief Financial Officer effective August 1, 2004. All other compensation for 2005 reflects I-trax’s matching contribution to its 401(k) plan for Mr. Bock’s account. In 2004 and 2003, Mr. Bock received fees and options, respectively, for serving on I-trax’s board and its committees, which are reflected as long-term compensation and all other compensation, respectively.

(6)	All other compensation for 2005 reflects I-trax’s matching contribution to its 401(k) plan for Mr. Rozenfeld’s account.

Option Grants

The following table contains information concerning the stock option grants made to each of the named executive officers during the fiscal year ended December 31, 2005. No stock appreciation rights were granted in 2005. The potential realizable value is calculated based on the term of the option at its time of grant, 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. Stock price appreciation of 0%, 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. The actual price appreciation may be substantially greater than that assumed under these rules. I-trax cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed or any other level.

Option Grants in 2005 Fiscal Year
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price per Share	Expiration Date	0%	5%	10%

R. Dixon Thayer	400,000	12.4	$1.41	2/13/2015	--	$354,697	$898,871

Frank A. Martin	--	--	--	--	--	--	--

Raymond J. Fabius, M.D.	157,694	4.9	1.40	5/15/2015	$25,231	138,842	351,853
	242,306	7.5	1.56	5/15/2015	--	237,721	602,430

David R. Bock	400,000	12.4	1.40	2/1/2015	--	352,181	892,496

Yuri Rozenfeld	100,000	3.1	1.40	2/1/2015	--	88,045	223,124

(1)	Options vest over three years.

(2)	Based on options to acquire an aggregate of 3,231,000 shares granted during the fiscal year.

Option Exercises and Values

The following table contains information about each of the named executive officers’ option exercises in fiscal year 2005 and option holdings as of December 31, 2005. No stock appreciation rights were outstanding at the end of 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

R. Dixon Thayer	--	--	140,000	300,000	$85,600	$192,000

Frank A. Martin	--	--	146,748	25,002	$40,499	$13,501

Raymond J. Fabius, M.D.	--	--	99,981	300,019	$54,733	$166,498

David R. Bock	--	--	206,667	233,332	$129,933	$151,666

Yuri Rozenfeld	--	--	113,799	87,501	$36,499	$55,501

(1)	Based on $2.05, the closing price of the common stock on December 31, 2005, less the exercise price payable upon exercise of unexercised in-the-money options.

Employment Contracts

I-trax and its affiliated entities are parties to the following employment agreements with executive officers:

R. Dixon Thayer

I-trax entered into an employment agreement with Mr. Thayer effective February 15, 2005. The agreement is for an initial term of three years and renews automatically for an additional term of two years. Mr. Thayer’s initial annual compensation is $300,000 and Mr. Thayer will receive an annual bonus that will be established by I-trax’s compensation committee. In addition, Mr. Thayer received a grant of options to acquire 400,000 shares of I-trax common stock, the vesting of which will accelerate in the event of a change in control of I-trax.

I-trax may terminate Mr. Thayer’s employment with or without cause at any time, and Mr. Thayer may terminate his employment upon 90 days’ notice or upon shorter notice for good reason. Good reason includes the failure by I-trax to continue Mr. Thayer in his position, material diminution of his responsibilities, duties or authority, assignment to him of duties inconsistent with his position, requiring him to be permanently based other than at his current location, or change in control of I-trax.

If Mr. Thayer’s employment is terminated without cause or for good reason, I-trax will pay Mr. Thayer severance equal to two year’s salary, payable over two years, and bonuses accrued through the date of termination.

Mr. Thayer has agreed not to compete against I-trax for a period of one year or while receiving severance, whichever is longer, following the expiration of the initial term or renewal term, even if the actual employment is terminated prior to such expiration. Mr. Thayer also agreed not to use or disclose any confidential information of I-trax for at least five years after the expiration of the original term or additional term, even if the actual employment is terminated prior to such expiration.

Frank A. Martin

I-trax Health Management Solutions, Inc., a predecessor of I-trax, entered into an employment agreement with Mr. Martin on December 29, 2000. The agreement was for an initial term of three years. The employment agreement extends automatically for successive periods of one year, unless Mr. Martin elects not to renew the agreement. Mr. Martin’s current base salary is $250,000.

Health Management Solutions may terminate Mr. Martin’s employment with or without cause at any time. In addition, Mr. Martin may terminate his employment upon 90 days’ notice or upon shorter notice for good reason. Good reason includes the failure by Health Management Solutions to continue Mr. Martin in his executive position, material diminution of Mr. Martin’s responsibilities, duties or authority, assignment to Mr. Martin of duties inconsistent with his position or requiring Mr. Martin to be permanently based other than at his current location.

In the event the agreement is terminated without cause or for good reason, Health Management Solutions will pay Mr. Martin severance equal to one year’s salary, payable over one year. In addition, in the event the agreement is terminated without cause or for good reason, Mr. Martin will remain subject to the non-competition restrictions described below only as long as he is receiving severance payments.

With the exception of the circumstances described in the immediately preceding paragraph, Mr. Martin agreed not to compete against Health Management Solutions for a period of one year following the expiration of the initial term or any renewal term, even if the actual employment is terminated prior to such expiration. Mr. Martin also agreed not to use or disclose any confidential information of Health Management Solutions for at least five years after the expiration of the original term or any renewal term, even if the actual employment is terminated prior to such expiration.

Raymond J. Fabius, M.D.

I-trax entered into an employment agreement with Dr. Fabius on April 15, 2005. The agreement is for an initial term of three years and renews automatically for an additional term of two years. Dr. Fabius’s initial annual compensation is $275,000 and Dr. Fabius will receive an annual bonus specified in the employment agreement. In addition, Dr. Fabius received a grant of options to acquire 400,000 shares of I-trax common stock, the vesting of which will accelerate in the event of a change in control of I-trax.

I-trax may terminate Dr. Fabius’s employment with or without cause at any time, and Dr. Fabius may terminate his employment upon 60 days’ notice or upon shorter notice for good reason. Good reason includes the failure by I-trax to continue Dr. Fabius in his position, material diminution of his responsibilities, duties or authority, assignment to him of duties inconsistent with his position or requiring him to be permanently based other than at his current location.

If Dr. Fabius’s employment is terminated without cause or for good reason, I-trax will pay Dr. Fabius severance equal to two year’s salary, payable over two years, plus an additional amount equal to two times the average bonus received by Dr. Fabius during the immediately preceding two years.

Dr. Fabius has agreed not to compete against I-trax for a period of one year or while receiving severance, whichever is longer, following the expiration of the initial term or renewal term, even if the actual employment is terminated prior to such expiration. Dr. Fabius also agreed not to use or disclose any confidential information of I-trax for at least five years after the expiration of the original term or additional term, even if the actual employment is terminated prior to such expiration.

David R. Bock and Yuri Rozenfeld

On November 17, 2004, I-trax entered into employment agreements with Messrs. Bock and Rozenfeld. Each agreement is for an initial term of three years and renews automatically for an additional term of two years. Messrs. Bock’s and Rozenfeld’s current annual compensation is $250,000 and $195,000, respectively. Under the terms of the agreements each of Messrs. Bock and Rozenfeld received a grant of options to acquire 400,000 and 60,000 shares of I-trax common stock, respectively, the vesting of which will accelerate in the event of a change in control of I-trax.

I-trax may terminate each executive’s employment with or without cause at any time, and each executive may terminate his employment upon 90 days’ notice or upon shorter notice for good reason. Good reason includes the failure by I-trax to continue the applicable executive in his executive position, material diminution of his responsibilities, duties or authority, assignment to him of duties inconsistent with his position or requiring him to be permanently based other than at each executive’s current location.

If either executive’s employment is terminated without cause or for good reason, I-trax will pay to the applicable executive severance equal to one year’s salary, payable over one year.

Each executive has agreed not to compete against I-trax for a period of one year following the expiration of the initial term or renewal term, even if the actual employment is terminated prior to such expiration. Each executive has also agreed not to use or disclose any confidential information of I-trax for at least five years after the expiration of the original term or additional term, even if the actual employment is terminated prior to such expiration.

Change of Control Arrangements

The compensation committee, as administrator of I-trax’s 2000 Equity Compensation Plan and 2001 Equity Compensation Plan, can provide for accelerated vesting of the shares of common stock subject to outstanding options in connection with certain changes in the control of I-trax.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

I-trax’s board members, executive officers and persons who hold more than 10% of I-trax’s outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act, which require them to file reports with respect to their common stock ownership and their transactions in common stock. Based upon the copies of Section 16(a) reports that I-trax received from such persons for their 2005 fiscal year transactions in I-trax common stock and their common stock holdings and the written representations received from one or more of these persons that no annual Form 5 reports were required to be filed by them for the 2005 fiscal year, I-trax believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by I-trax’s executive officers, board members and greater than 10% stockholders, except that each of Mr. Thayer and Dr. Fabius filed a late Form 4.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

I-trax Health Management Solutions, Inc., a subsidiary of I-trax, is a party to a consulting agreement with Innovative Health Strategies, LLC, a consulting firm affiliated with Mr. Green, a director. Under the agreement, the entity agreed to introduce Health Management Solutions to potential customers for I-trax’s services and Health Management Solutions agreed to compensate the consulting firm upon closing of transactions with such potential customers. I-trax has not made any payment under this consulting agreement. Health Strategies is a holder of options to acquire 6,400 shares of I-trax common stock at $3.125 per share. Health Industry Investments, LLC, also an affiliate of Mr. Green, is a holder of options to acquire 40,000 shares of I-trax common stock at $2.75 per share.

Mr. Green is now a partner in the firm Gardner Carton & Douglas LLP. I-trax paid Gardner Carton $9,000 and $5,000 in 2005 and in the first quarter of 2006, respectively. In 2005, I-trax also paid Mr. Green and certain of his affiliates $35,000 as a “finder’s fee” in connection with the CHD Meridian Healthcare merger.

Sean Martin, the son of Frank A. Martin, I-trax’s chairman, is an employee of I-trax. Mr. S. Martin received cash compensation of $79,330 in 2004 and $ 74,192 in 2005.

The Certificate of Incorporation of I-trax limits the liability of I-trax’s directors for monetary damages arising from a breach of their fiduciary duty as directors, except for any breach of the director’s duty of loyalty to I-trax or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit and as otherwise required by Delaware General Corporation Law. This limitation of liability does not limit equitable remedies such as injunctive relief or rescission.

I-trax’s bylaws require I-trax to indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law.

COMPENSATION COMMITTEE REPORT

The compensation committee consists of Philip D. Green, Esq. and Gail F. Lieberman. The committee determines executive officers’ salaries, bonuses and other compensation, and administers I-trax’s 2000 Equity Compensation Plan and Amended and Restated 2001 Equity Compensation Plan.

Compensation Policies Applicable to Executive Officers

The overall compensation program for salaried employees has been designed and is administered to ensure that employee compensation promotes superior job performance and the achievement of business goals and objectives.

The main policy objective of compensation for I-trax’s executive officers is to improve stockholder value over the long term. The compensation committee believes that this can best be accomplished by an executive compensation program that incorporates:

•	Base salaries sufficient to attract, retain and motivate key executives and provide competitive compensation opportunities.

•	Annual bonus and incentive programs that provides opportunity for significant increases in compensation based on meeting or exceeding pre-determined performance target goals.

•	Substantial long-term compensation to reward increases in the value of I-trax.

In the judgment of the compensation committee, I-trax performed well in 2005, confirming that the compensation program is supporting I-trax’s growth objectives.

Base Salary

All of I-trax’s executive officers have employment agreements that set their base compensation.

Annual Bonus

Executive officers and certain other key personnel of I-trax are eligible for cash bonuses after the end of each fiscal year. The compensation committee determines bonuses for Frank A. Martin, Chairman, and R. Dixon Thayer, Chief Executive Officer. Generally, bonuses are based on the overall performance and financial results of I-trax, including I-trax’s achievement of goals pertaining to revenue growth, cost reductions, improved operating methods, acquisitions, and accounting controls. These factors are weighted and then I-trax’s fulfillment of these goals is evaluated. Bonuses for other executive officers are recommended by the Chairman and the Chief Executive Officer and then submitted to the committee for its approval. In making recommendations, the Chairman and the Chief Executive Officer determine how each executive officer contributed to I-trax’s achievement of its goals.

Each of the named executive officers received a bonus in 2005. With the exception of the bonus awarded to Dr. Raymond J. Fabius, President, which was agreed upon when I-trax and Dr. Fabius entered into an employment agreement, all bonuses were discretionary. The bonuses were awarded because I-trax achieved several important milestones in 2005, including a successful restructuring by management of I-trax’s operations in the second quarter followed by profitable third and fourth quarters.

Stock Incentives

Under I-trax’s Equity Compensation Plans, stock options may be granted to I-trax’s executive officers. Executives generally receive stock incentives through initial grants at the time of hire and periodic additional grants. The compensation committee determines the number of stock incentives to be granted based on an officer’s job responsibilities and individual performance evaluation. This approach is designed to encourage the creation of long-term stockholder value as the committee believes that the significant equity interests in I-trax held by management aligns the interests of stockholders and management and maximizes stockholder returns over the long term. In 2005, each named executive officer, excluding Mr. Martin, received a stock option grant. The grants were primarily related to the applicable named executive officers joining I-trax.

Compensation of the Chairman and the Chief Executive Officer

Chairman. In 2005, Mr. Martin’s overall compensation package consisted of base salary of $250,000 and a cash bonus of $80,000 that was paid in 2006. Mr. Martin did not receive stock incentives in 2005. Mr. Martin’s 2005 compensation is intended to recognize that Mr. Martin accomplished his goal of expanding I-trax’s executive team and implementing I-trax’s strategic plans to shepherd continued growth and successfully implemented an investor relations program to increase I-trax’s visibility in the investor community.

Chief Executive Officer. Mr. Thayer joined I-trax in February 2005. In 2005, Mr. Thayer earned a base salary of $258,000 ($300,000 annualized) and a cash bonus of $100,000 that was paid in 2006. Upon joining I-trax, Mr. Thayer also received a stock option grant covering 400,000 shares of I-trax common stock. Mr. Thayer’s 2005 compensation is intended to recognize that Mr. Thayer was instrumental in implementing I-trax’s restructuring in the second quarter, which led to profitable third and fourth quarters.

The committee intends for the Chairman’s and the Chief Executive Officer’s compensation in future periods to relate directly to the overall performance of I-trax as measured by growth, client satisfaction and financial criteria.

Deductibility of Compensation

Under Internal Revenue Code Section 162(m), a company generally may not deduct compensation in excess of $1,000,000 paid to the Chief Executive Officer and the other four most highly compensated officers. Certain “performance based compensation” is not included in compensation for purposes of the limit. The committee believes that the current structure of I-trax’s executive compensation does not give rise to Section 162(m) concerns. The compensation committee will continue to assess the impact of Section 162(m) on its compensation practices.

Members of the Compensation Committee:
Philip D. Green, Chairman
Gail F. Lieberman

AUDIT COMMITTEE REPORT

The complete text of the charter of the audit committee is reproduced in Exhibit A to this proxy statement.

The audit committee appoints the accounting firm to be retained to audit the company’s financial statements and, once retained, consults with and reviews recommendations made by the accounting firm with respect to financial statements, financial records, and financial controls of the company.

Accordingly, the audit committee has (a) reviewed and discussed the audited financial statements with management; (b) discussed with Goldstein Golub Kessler LLP, the company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); (c) received the written disclosures and the letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (d) discussed with Goldstein Golub Kessler LLP its independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board. The audit committee also discussed with Goldstein Golub Kessler LLP the overall scope and plans for its audit. The audit committee met with management and Goldstein Golub Kessler LLP to discuss the results of the auditors’ examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2005.

This report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other I-trax filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that I-trax specifically incorporates this report by reference therein.

Members of the Audit Committee:
Gail F. Lieberman, Chairperson
Gerald D. Mintz
Jack A. Smith

COMPANY PERFORMANCE

This graph shows a comparison of cumulative total returns for I-trax, the AMEX Market Index and the Hemscott Group Index - Specialized Health Services from December 31, 2000 through December 31, 2005. The graph assumes an initial investment of $100 and the reinvestment of dividends.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG I-TRAX, INC.,
AMEX MARKET INDEX AND HEMSCOTT GROUP INDEX

DOLLARS
250
225
200
175
150
125
100
75
50
25
0
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
ITRAX, INC.
HEMSCOTT GROUP INDEX
AMEX MARKET INDEX

ASSUMES $100 INVESTED ON DEC. 31, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2005

Cumulative Total Return

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005

I-trax, Inc.	$100.00	$72.50	$27.50	$44.90	$18.90	$20.50
AMEX Market Index	100.00	95.52	91.71	124.83	142.94	157.64
Hemscott Group Index - Specialized Health Services	100.00	106.42	87.40	124.39	164.11	222.72

FORM 10-K

The Company will mail without charge, upon written request, a copy of the Company’s Form 10-K Report for fiscal year ended December 31, 2005, including its financial statements. Requests should be sent to I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317, Attn: Secretary.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in I-trax’s proxy materials for presentation at I-trax’s 2007 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, must submit the proposal to the company at its offices at 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317, Attn: Yuri Rozenfeld, not later than December 13, 2006. Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in I-trax’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, are required to provide advance notice of such proposal to I-trax at the aforementioned address not later than December 13, 2006. I-trax reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

OTHER MATTERS

I-trax’s board of directors knows of no other matters to be presented for stockholder action at the 2006 annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

EXHIBIT A
I-TRAX, INC.

AUDIT COMMITTEE CHARTER

(Ratified on May 19, 2004)

I.  Purposes of the Committee

The primary purpose of the Audit Committee (the “Committee”) is oversight. The Committee will assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee:

•	Management’s conduct of the Corporation’s financial reporting process;

•	The financial reports and other financial information provided by the Corporation to the Securities and Exchange Commission (the “SEC”) and the public;

•	The Corporation’s system of internal accounting and financial controls;

•	The performance of the Corporation’s internal audit function, if established;

•	The independent auditors’ qualifications, performance, and independence; and

•	The annual independent audit of the Corporation’s financial statements.

The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

The Committee will also prepare the report that the SEC rules require be included in the Corporation’s annual proxy statement.

The Corporation’s management is responsible for preparing the Corporation’s financial statements. The independent auditors are responsible for auditing those financial statements. Management, including the internal audit function, and the independent auditors, have more time, knowledge, and detailed information about the Corporation than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements, or any professional certification as to the independent auditors’ work, including with respect to auditor independence. Each member of the Committee is entitled to rely on the integrity of people and organizations from whom the Committee receives information and the accuracy of such information, including representations by management and the independent auditors regarding non-audit services provided by the independent auditors.

II.  Committee Membership

The Committee will consist of not less than two, nor more than four, members who will be appointed by the Board from among its members. Each member of the Committee must satisfy such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.

Accordingly, each member of the Committee must be financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.

The actual number of members will be determined from time to time by resolution of the Board. Two members of the Committee will constitute a quorum.

III.  Committee Structure and Operations

The Board will designate the Chair of the Committee. The Committee will fix its own rules of procedure and will meet where and as provided by such rules or by resolution of the Committee. In addition to the regular meeting schedule established by the Committee, the Chair of the Committee may call a special meeting at any time.

The Secretary of the Corporation will be the Secretary of the Audit Committee, unless the Committee designates otherwise.

In the absence of the Chair during any Committee meeting, the Committee may designate a Chair pro tempore.

The Committee will act only on the affirmative vote of a majority of the members at a meeting or by unanimous written consent.

The Committee may establish sub-committees to carry out such duties as the Committee may assign.

IV.  Committee Activities

The following will be the common recurring activities of the Committee in carrying out its purposes. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.
Appoint the independent auditors to audit the consolidated financial statements of the Corporation and its subsidiaries for the coming year, and recommend to the Board ratification of that appointment by the shareholders.

2.
Pre-approve all audit and non-audit services to be provided by the independent auditors to the Corporation, and regularly review (a) the adequacy of the Committee’s policies and procedures for pre-approving the use of the independent auditors for audit and non-audit services with a view to auditor independence; (b) the audit and non-audit services pre-approved; and (c) fees paid to the independent auditors for pre-approved audit and non-audit services.

3.
Regularly review with the independent auditors (a) the arrangements for and the scope of the independent auditors’ audit of the Corporation’s consolidated financial statements; (b) the results of the audit by the Corporation’s independent auditors of the Corporation’s consolidated financial statements; (c) any audit problems or difficulties encountered by the independent auditors and management’s response; (d) any significant deficiency in the design or the operation of the Corporation’s internal accounting controls identified by the independent auditors and any resulting recommendations; (e) all critical accounting policies and practices used by the Corporation; (f) all alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (g) other material written communications between the independent auditors and management. The Committee will report the foregoing to the Board with such recommendations as it may deem appropriate.

4.	Review major changes to the Corporation’s auditing and accounting principles and practices based on advice of the independent auditors or management.

5.
The Committee will (a) request annually from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board Standard Number 1; and (b) discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence.

6.	Evaluate, along with the other members of the Board and management the performance of the independent auditors.

7.
The Committee, along with the other members of the Board, will discuss with management and the independent auditors the audited financial statements to be included in the Corporation’s annual report on Form 10-K, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee will review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”), including deficiencies in internal controls, fraud, illegal acts, management judgments and estimates, audit adjustments, audit difficulties, and the independent auditors’ judgments about the quality of the Corporation’s accounting practices.

8.
Discuss with the independent auditors and management the Corporation’s interim financial results to be included in each quarterly report on Form 10-Q, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Each such review will include any matters required to be discussed by SAS No. 61, and will occur prior to the Corporation’s filing of the related Form 10-Q with the SEC.

9.
Periodically review the Corporation’s procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Corporation, of concerns regarding questionable accounting or auditing matters.

10.
Confer with management and the independent auditors as requested by any of them or by the Committee, at least annually, and review their reports with respect to the functioning, quality, and adequacy of programs for compliance with the Corporation’s policies and procedures regarding business ethics, financial controls, and internal auditing, including information regarding violations or probable violations of such policies. The Committee will report the foregoing to the Board with such recommendations as it may deem appropriate.

11.	Review the expenses of officers of the Corporation who are also members of the Board and such other officers as it may deem appropriate.

12.
Review with the Controller and the Chief Financial Officer, at least annually, the activities, budget, staffing, and structure of the internal auditing function of the Corporation and its subsidiaries, including their evaluations of the performance of that function and any recommendations with respect to improving the performance of or strengthening of that function. As appropriate, the Committee shall review the reports of any internal auditor on a financial safeguard problem that has not resulted in corrective action or has not otherwise been resolved to the auditor’s satisfaction at any intermediate level of audit management.

13.	From time to time, meet separately with management, internal auditors, and independent auditors to discuss issues warranting attention by the Committee.

14.	Prepare any report or other disclosure by the Committee required to be included in any proxy statement for the election of the Corporation’s directors under the rules of the SEC.

15.	Review the adequacy of this charter on an annual basis.

16.	Take other such actions and do other such things as may be referred to it from time to time by the Board.

V. Committee Evaluation

The Committee will annually complete a self-evaluation of the Committee’s own effectiveness and provide a report of that assessment to the Board, including any recommended changes to the Committee’s charter.

VI.  Committee Reports

The Chair of the Committee will report to the full Board on the Committee’s activities, including the results of the Committee’s self-evaluation and any recommended changes to the Committee’s charter.

VII.  Resources and Authority of the Committee

The Committee has exclusive authority with respect to the retention of the independent auditors described in Section IV of this charter. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation. The Committee has the authority to retain outside advisors, including legal counsel, auditors, or other experts, as it deems appropriate, and to approve the fees and expenses of such advisors.

EXHIBIT B

I-TRAX, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

(Adopted: February 16, 2006)

I. Purpose

The Nominating and Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of I-trax, Inc. (the “Company”) to:

•	identify individuals qualified to become Board members and recommend to the Board;

•	review and provide oversight for the corporate governance guidelines, policies and procedures developed by management and recommend approval, as applicable, by the Board;

•	review and evaluate the performance of the Board and its committees on an annual basis; and

•
review the recommendations made by the Chief Executive Officer of individuals to serve in the senior executive officer positions of the Company, in consultation with the Compensation Committee as necessary, and make recommendations to the Board.

II. Committee Membership

The Committee must include at least two directors who satisfy the independence requirements as defined by the American Stock Exchange Rules. Committee members will be appointed by the Board. The Board may designate one member of the Committee as its Chair.

III. Committee Authority and Responsibilities

Nominating:

The Committee will:

•	establish criteria for candidates for nomination as directors;

•	review the qualifications of and recommend to the Board nominees for election to the Board;

•	review timely nominations for election of directors received from stockholders and ensure that such stockholders are advised of any final action taken by the Board;

•	with the prior consent of the Board, retain and terminate any search firm to identify director candidates; and

•	consider a number of factors in selecting nominees for director, including but not limited to:

o
whether a candidate has business and industry experience that is relevant to the Company, including recent experience at the senior management level of a company at least as large or larger than the Company;

o	the candidate’s ability to work constructively with the Company’s management and other directors;

o	the candidate’s ability to represent the interests of the stockholders;

o	the candidate’s independence from management and freedom from potential conflicts of interest with the Company;

o	the candidate’s reputation, integrity, judgment, skill, leadership ability, interpersonal skills, honesty and moral values;

o	the candidate’s financial literacy;

o	the candidate’s availability, including the number of other boards on which the candidate serves, and his or her ability to dedicate sufficient time and energy to his or her board duties;

o	legal and regulatory concerns; and

o	whether the candidate contributes to the range of talent, skills and expertise appropriate for enhancing the board’s diversity, overall composition and effectiveness.

Corporate Governance:

The Committee will:

•	receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year;

•
recommend policies on Board composition, such as the size of the Board, the desired mix of senior executives, persons with a significant relationship to the senior executives and persons without such a relationship;

•
review key personnel and management succession plans, including a review of the qualifications for and candidates to fill vacancies in senior executive offices of the Company (as recommended by management);

•
review and reassess, as necessary, the adequacy of the Company’s corporate governance guidelines, policies and procedures, as developed and prepared by management or recommended by securities counsel, and make recommendations to the Board regarding implementation of such guidelines, policies and procedures; and

•	oversee the orientation and education of directors with respect to the Company’s business and financial matters, corporate governance and other appropriate subjects.

General:

The Committee will:

•	make regular reports to the Board;

•	annually review its own performance; and

•	review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

IV. Meetings of the Committee

The Committee will meet at such times as it determines to be necessary or appropriate, but not less than once a year, and report to the Board at the next meeting of the Board following each Committee meeting.

Subject to the approval by the Board, the Committee may adopt such rules, regulations and procedures for the conduct of its affairs as it deems necessary or appropriate, consistent with the Company’s Amended and Restated Bylaws.

Attendance at each meeting by a majority of the members will constitute a quorum.

PROXY	I-TRAX, INC. 4 Hillman Drive, Suite 130, Chadds Ford, PA 19317	PROXY

This Proxy is Solicited on Behalf of the Board of Directors of I-trax, Inc.
for the Annual Meeting of Stockholders to be held May 17, 2006

The undersigned holder of Common Stock, par value $.001, of I-trax, Inc. (the “Company”) and/or Series A Convertible Preferred Stock, par value $.001, of the Company hereby appoints Frank A. Martin and Yuri Rozenfeld, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock and/or Series A Convertible Preferred Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 17, 2006 at 11:00 a.m. local time, at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 42nd Floor, Philadelphia, Pennsylvania, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006 AND, IN THE DISCRETION OF THE DESIGNATED PROXIES, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND
THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)
/x/ Please mark votes as in this example.
1.	To elect the following directors to serve for a term ending upon the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified:	Nominees: Haywood D. Cochrane, Jr. Philip D. Green Gail F. Lieberman Frank A. Martin Gerald D. Mintz David Nash, M.D. Jack A. Smith R. Dixon Thayer	FOR / /	AGAINST / /	For all nominees, except for nominees written below. / / _______________________ _______________________ _______________________ Nominee exception(s).
2.	To ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006		FOR / /	AGAINST / /	ABSTAIN / /
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature

Signature (if held jointly)

Date:_________________________________________________, 2006

When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope.